SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 10, 2005

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                                 OMI CORPORATION
               (Exact Name of Registrant as Specified in Charter)

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       MARSHALL ISLANDS             000-14135               52-2098714
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
      of Incorporation)            File Number)         Identification No.)
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             ONE STATION PLACE, STAMFORD,
                    CONNECTICUT                               06902
       (Address of Principal Executive Offices)             (Zip Code)
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                                 (203) 602-6700
              (Registrant's telephone number, including area code)

          (Former Name or Former address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 8.01  Other Events


On August 10, 2005, OMI Corporation (the "Company") issued a press release announcing new authority to purchase additional shares of its common stock. The press release is furnished herewith as Exhibit 99.





Item 9.01  Financial Statements and Exhibits


(c)  Exhibits


99   Press Release issued by the Company on August 10, 2005.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



         Date : August 10, 2005            By: /s/ Craig H. Stevenson, Jr.
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                                           Craig H. Stevenson, Jr. Chairman
                                           of the Board and Chief Executive
                                           Officer


         Date : August 10, 2005            By: /s/ Kathleen C. Haines
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                                           Kathleen C. Haines
                                           Senior Vice President, Chief
                                           Financial Officer and Treasurer


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                                  EXHIBIT INDEX


The following Exhibit is being filed with this report.

  Exhibit No.      Description
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  99               Press Release issued by the Company on August 10, 2005
                   announcing new authority to purchase additional shares of the its common stock.